Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended March 31, 2008

www.preit.com

NYSE common shares (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2008

Table of Contents

Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method - Three Months Ended March 31, 2008 and 2007	4

Net Operating Income - Three Months Ended March 31, 2008 and 2007	5

Computation of Earnings per Share	6

Funds From Operations and Funds Available for Distribution	7

Operating Statistics

Leasing Activity Summary	8

Summarized Rent Per Square Foot and Occupancy Percentages	9

Mall Sales and Rents Per Square Foot	10

Mall Occupancy - Owned GLA	11

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	12

Top Twenty Tenants	13

Lease Expirations	14

Gross Leasable Area Summary	15

Property Information	16

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	19

Balance Sheet - Property Type	20

Investment in Real Estate	21

Property Redevelopment and Repositioning Summary	23

Development Property Summary	24

Capital Expenditures	25

Debt Analysis	26

Debt Schedule	27

Shareholder Information	28

Definitions	29

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2007. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of March 31, 2008, the Company’s retail portfolio, which was approximately 34.1 million square feet, consisted of 55 properties including 38 shopping malls, 13 power and strip centers, and four properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Results for 2008 will be announced as follows (tentative dates):

Second Quarter 2008	July 29, 2008

Third Quarter 2008	October 28, 2008

Fourth Quarter 2008	February 24, 2009

Research Coverage

Company	Analyst	Phone Number
Citi Investment Research	Michael Bilerman	(212) 816-1383
	Ambika Goel	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Lehman Brothers	David Harris	(212) 526-1790

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wiggington	(212) 449-2729

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

April 9, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

February 22, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

January 14, 2008 PREIT announced the tax status of the distributions paid per share during 2007.

Financing activities:

January 29, 2008 PREIT announced it completed $55 million in supplemental financing on Cherry Hill Mall.

Other activities:

April 8, 2008 PREIT presented at the 2008 Credit Suisse Global Real Estate Conference in New York on April 9, 2008.

April 8, 2008 PREIT scheduled its First Quarter 2008 earnings call for Tuesday, May 6, 2008.

February 29, 2008 PREIT presented at the 2008 Citigroup REIT CEO conference in Palm Beach, Florida, on March 3, 2008.

February 26, 2008 PREIT reported its Fourth Quarter and Year End 2007 financial results.

January 29, 2008 PREIT scheduled its Fourth Quarter and Year End 2007 earnings call for Tuesday, February 26, 2008.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended March 31,		Year Ended December 31,
	2008	2007	2007	2006	2005
TRADING INFORMATION
High Price	$29.70	$45.66	$50.39	$44.53	$50.20
Low Price	$22.00	$38.52	$28.48	$36.75	$35.24
Average Daily Trading Volume	583,334	361,403	402,381	223,686	209,537

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	39,326	37,107	38,953	36,947	36,521
O.P. Units Outstanding	2,238	4,294	2,395	4,297	4,156

TOTAL Shares and O.P. Units	41,564	41,401	41,348	41,244	40,677

Market Price (closing price at end of period)	$24.39	$44.33	$29.68	$39.38	$37.36

Equity Market Capitalization - Shares and O.P. Units	$1,013,765	$1,835,326	$1,227,216	$1,606,325	$1,519,679
Preferred Shares, Nominal Value	—	123,750	—	123,750	123,750

Total Equity Market Capitalization	1,013,765	1,959,076	1,227,216	1,730,075	1,643,429

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2)	617,500	426,148	617,500	333,148	436,900
Secured Debt Balance	1,887,851	1,723,080	1,831,211	1,789,511	1,523,745

Debt Capitalization	2,505,351	2,149,228	2,448,711	2,122,659	1,960,645

TOTAL MARKET CAPITALIZATION	$3,519,116	$4,108,304	$3,675,927	$3,852,734	$3,604,074

Shares and O.P. Units/Total Market Capitalization	28.8%	44.7%	33.4%	41.7%	42.2%
Preferred Shares/Total Market Capitalization	0.0%	3.0%	0.0%	3.2%	3.4%
Equity Capitalization/Total Market Capitalization	28.8%	47.7%	33.4%	44.9%	45.6%
Debt Capitalization/Total Market Capitalization	71.2%	52.3%	66.6%	55.1%	54.4%
Unsecured Debt Balance/Total Debt	24.6%	19.8%	25.2%	15.7%	22.3%

DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	(3)	$0.526	$2.105	$1.935	$2.075
Section 1250 Gain	(3)	—	—	0.037	—
Return of Capital/Non-Taxable	(3)	0.044	0.175	0.308	0.175

Distributions per share	$0.570	$0.570	$2.280	$2.280	$2.250

Annualized Dividend Yield (4)	9.3%	5.1%	7.7%	5.8%	6.0%

CAPITAL RESOURCES

Cash and Cash Equivalents	$24,476	$27,925	$33,227	$18,727	$25,828

Credit Facility	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(330,000)	(425,000)	(330,000)	(332,000)	(342,500)
Letters of Credit	(19,706)	(8,739)	(16,686)	(24,803)	(10,485)

Available Line of Credit (5)	150,294	66,261	153,314	143,197	147,015

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$830,624	$750,040	$842,395	$817,778	$828,697

(1)	The unsecured debt balance includes $1,148, $1,148 and $94,400 of corporate notes payable as of March 31, 2007, December 31, 2006 and December 31, 2005, respectively.
(2)	The unsecured debt balance includes $287,500 in exchangeable senior notes as of March 31, 2008 and December 31, 2007.
(3)	Tax status of 2008 dividend payments will be available in January 2009.
(4)	Based on closing share price at the end of the period.
(5)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended March 31, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Three months ended March 31, 2008				Three months ended March 31, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$73,816	$6,240	$—	$80,056	$70,899	$5,944	$543	$77,386
Expense reimbursements	34,428	2,256	—	36,684	34,774	2,154	420	37,348
Percentage rent	1,488	4	—	1,492	2,091	28	—	2,119
Lease termination revenue	885	—	—	885	475	2	—	477
Other real estate revenue	3,591	166	—	3,757	3,657	194	83	3,934

TOTAL REAL ESTATE REVENUE	114,208	8,666	—	122,874	111,896	8,322	1,046	121,264

Property operating expenses:
CAM and real estate taxes	(32,871)	(1,715)	—	(34,586)	(32,504)	(1,788)	(481)	(34,773)
Utilities	(5,977)	(220)	—	(6,197)	(6,258)	(208)	(259)	(6,725)
Other property operating expenses	(5,579)	(671)	—	(6,250)	(5,616)	(597)	(76)	(6,289)

TOTAL PROPERTY OPERATING EXPENSES	(44,427)	(2,606)	—	(47,033)	(44,378)	(2,593)	(816)	(47,787)

NET OPERATING INCOME	69,781	6,060	—	75,841	67,518	5,729	230	73,477

Management company revenue	895	—	—	895	440	—	—	440
Interest and other income	247	—	—	247	1,304	—	—	1,304
Other expenses:
General and administrative expenses	(10,507)	—	—	(10,507)	(10,486)	—	—	(10,486)
Abandoned project costs, income taxes and other expenses	(1,269)	—	—	(1,269)	(571)	—	—	(571)

Total other expenses	(11,776)	—	—	(11,776)	(11,057)	—	—	(11,057)
Interest expense (2)	(26,991)	(2,672)	—	(29,663)	(23,811)	(3,072)	(136)	(27,019)
Depreciation and amortization	(35,815)	(1,926)	—	(37,741)	(31,774)	(1,702)	(216)	(33,692)

Subtotal	(3,659)	1,462	—	(2,197)	2,620	955	(122)	3,453
Equity in income of partnerships	1,462	(1,462)	—	—	955	(955)	—	—
Minority interest	69	—	—	69	(376)	—	—	(376)

TOTAL CONTINUING OPERATIONS	(2,128)	—	—	(2,128)	3,199	—	(122)	3,077

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	(122)	—	122	—
Gain on sale of discontinued operations	—	—	—	—	6,699	—	—	6,699
Minority interest	—	—	—	—	(691)	—	—	(691)

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	5,886	—	122	6,008

NET (LOSS) INCOME	(2,128)	—	—	(2,128)	9,085	—	—	9,085

Dividends on preferred shares	—	—	—	—	(3,403)	—	—	(3,403)

NET (LOSS ALLOCABLE) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(2,128)	$—	$—	$(2,128)	$5,682	$—	$—	$5,682

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Capitalized interest expense of $3,856 and $3,545 is not included for the three months ended March 31, 2008 and March 31, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended March 31, 2008 and 2007

(in thousands)

	Three months ended March 31, 2008				Three months ended March 31, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$78,874	$870	$312	$80,056	$76,790	$—	$596	$77,386
Expense reimbursements	36,600	76	8	36,684	36,928	—	420	37,348
Percentage rent	1,492	—	—	1,492	2,119	—	—	2,119
Lease termination revenue	885	—	—	885	477	—	—	477
Other real estate revenue	3,757	—	—	3,757	3,851	—	83	3,934

TOTAL REAL ESTATE REVENUE	121,608	946	320	122,874	120,165	—	1,099	121,264

Property operating expenses:
CAM and real estate taxes	(34,348)	(76)	(162)	(34,586)	(34,282)	—	(491)	(34,773)
Utilities	(6,186)	(11)	—	(6,197)	(6,466)	—	(259)	(6,725)
Other property operating expenses	(6,179)	(38)	(33)	(6,250)	(6,212)	—	(77)	(6,289)

TOTAL PROPERTY OPERATING EXPENSES	(46,713)	(125)	(195)	(47,033)	(46,960)	—	(827)	(47,787)

NET OPERATING INCOME	$74,895	$821	$125	$75,841	$73,205	$—	$272	$73,477

	Three months ended March 31, 2008			Three months ended March 31, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$71,383	$7,491	$78,874	$69,361	$7,432	$76,793
Expense reimbursements	34,987	1,613	36,600	35,071	1,857	36,928
Percentage rent	1,471	21	1,492	2,087	32	2,119
Lease termination revenue	885	—	885	475	2	477
Other real estate revenue	3,709	48	3,757	3,789	61	3,850

TOTAL REAL ESTATE REVENUE	112,435	9,173	121,608	110,783	9,384	120,167

Property operating expenses:
CAM and real estate taxes	(32,767)	(1,581)	(34,348)	(32,432)	(1,852)	(34,284)
Utilities	(6,127)	(59)	(6,186)	(6,426)	(40)	(6,466)
Other property operating expenses	(5,891)	(288)	(6,179)	(6,021)	(191)	(6,212)

TOTAL PROPERTY OPERATING EXPENSES	(44,785)	(1,928)	(46,713)	(44,879)	(2,083)	(46,962)

NET OPERATING INCOME	$67,650	$7,245	$74,895	$65,904	$7,301	$73,205

EXPENSE RECOVERY RATIO (2)	90.0%	98.4%	90.3%	90.3%	98.2%	90.6%

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Expense recovery ratio is calculated by taking Expense Reimbursements divided by the sum of recoverable expenses (CAM and real estate taxes plus Utilities).

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended March 31,
	2008	2007
Net (loss) income from continuing operations	$(2,128)	$3,077
Dividends on preferred shares	—	(3,403)

Net loss from continuing operations allocable to common shareholders	(2,128)	(326)
Dividends on unvested restricted shares	(309)	(272)

Loss from continuing operations used to calculate earnings per share - basic	(2,437)	(598)
Minority interest in properties-continuing operations	—	—

Loss from continuing operations used to calculate earnings per share - diluted	$(2,437)	$(598)

Income from discontinued operations	$—	$5,886

Basic (loss) earnings per share:
Loss from continuing operations	$(0.06)	$(0.01)
Income from discontinued operations	—	0.16

(Loss) income per share - basic	$(0.06)	$0.15

Diluted (loss) earnings per share:
Loss from continuing operations	$(0.06)	$(0.01)
Income from discontinued operations	—	0.16

(Loss) income per share - diluted	$(0.06)	$0.15

Weighted average of common shares outstanding	39,214	37,009
Weighted average of unvested restricted shares	(500)	(446)

Weighted average shares outstanding - basic	38,714	36,563
Weighted average effect of common share equivalents (1)	—	—

Total weighted average shares outstanding - diluted	38,714	36,563

(1)

For the three month periods ended March 31, 2008 and March 31, 2007, there are net losses allocable to common shareholders from continuing operations, so the effect of common share equivalents is excluded from the calculation of diluted (loss) income per share for these periods.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended March 31,			Year Ended December 31,
	2008		2007	2007
FUNDS FROM OPERATIONS (FFO)
Net (loss) income	$(2,128)		$9,085	$23,161
Redemption of preferred shares	—		—	13,347
Dividends on preferred shares	—		(3,403)	(7,941)
Minority interest	(69)		1,067	2,105
Gain on sale of interests in real estate	—		—	(579)
Gain on sale of interests in discontinued operations	—		(6,699)	(6,699)
Depreciation and amortization: (1)
Wholly owned and consolidated partnerships	35,176		31,214	129,924
Unconsolidated partnerships	1,926		1,702	7,130
Discontinued operations	—		216	215

FFO	$34,905		$33,182	$160,663

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$34,905		$33,182	$160,663
Adjustments:
Straight line rent	(665)		(566)	(2,484)
Recurring capital expenditures	(685)		(635)	(17,579)
Tenant allowances	(1,759)		(1,842)	(14,294)
Capitalized leasing costs	(1,286)		(1,304)	(4,830)
Amortization of debt premium	(3,099)		(3,447)	(12,843)
Amortization of above- and below- market lease intangibles	(6)		5	(171)
Redemption of preferred shares	—		—	(13,347)

FAD	$27,405		$25,393	$95,115

Weighted average of common shares outstanding	38,714		36,563	37,577
Weighted average of O.P. Units outstanding	2,240		4,294	3,308
Weighted average effect of common share equivalents	7		356	325

Total weighted average shares outstanding, including O.P. Units	40,961		41,213	41,210

Net (loss) income per diluted share	$(0.06)		$0.15	$0.73

FFO per diluted share	$0.85		$0.81	$3.90
FAD per diluted share	$0.67		$0.62	$2.31

Dividend per Common Share	$0.57		$0.57	$2.28

PAYOUT RATIOS

Payout Ratio of FFO	57.8	% (2)

Payout Ratio of FAD	96.6	% (2)

(1)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(2)	Twelve months ended March 31, 2008

Pennsylvania Real Estate Investment Trust

2008 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (1)
New Leases - Previously Leased Space:

1st Quarter	21	86,749	$27.00	$30.36	$3.36	12.5%	$3.15

Total/Average	21	86,749	$27.00	$30.36	$3.36	12.5%	$3.15

New Leases - Previously Vacant Space: (2)

1st Quarter	43	151,731	$—	$25.86	$25.86	N/A	$2.94

Total/Average	43	151,731	$—	$25.86	$25.86	N/A	$2.94

Renewal: (3)

1st Quarter	112	343,485	$20.86	$23.27	$2.41	11.6%	$0.20

Total/Average	112	343,485	$20.86	$23.27	$2.41	11.6%	$0.20

Anchor Renewal:

1st Quarter	2	205,869	$0.64	$0.64	$—	0.0%	$—

Total/Average	2	205,869	$0.64	$0.64	$—	0.0%	$—

Anchor Other: (4)

1st Quarter	7	518,887	$1.87	$6.31	N/A	N/A	$1.46

Total/Average	7	518,887	$1.87	$6.31	N/A	N/A	$1.46

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.
(4)	This category includes previously leased and newly constructed space.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	March 31, 2008			March 31, 2007			Change
		Occupancy			Occupancy			Occupancy
	Avg Base Rent	Total (1)	Non-Anchor	Avg Base Rent	Total (1)	Non-Anchor	Avg Base Rent	Total	Non-Anchor
Enclosed Malls weighted average (2)	$30.49	88.0%	87.0%	$30.08	88.2%	86.0%	1.4%	-0.2%	1.0%
Strip and Power Centers weighted average	$16.06	97.0%	95.2%	$16.02	97.1%	95.4%	0.2%	-0.1%	-0.2%
Retail Portfolio weighted average	$27.02	89.3%	88.3%	$26.89	89.3%	87.5%	0.5%	0.0%	0.8%

Consolidated Properties	$28.12	88.6%	87.6%	$28.08	88.5%	86.4%	0.2%	0.1%	1.2%
Unconsolidated Properties	$22.35	94.9%	92.8%	$21.92	95.9%	94.1%	1.9%	-1.0%	-1.3%
Same Properties	$27.26	89.1%	88.2%	$26.89	89.3%	87.5%	1.4%	-0.2%	0.7%
New	$14.61	99.2%	98.5%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Includes approximately 1.2 million square feet, of which 554,000 square feet has been leased but is not occupied. The remaining 613,000 square feet includes the 556,000 square foot vacant anchor at The Gallery at Market East in Philadelphia, PA.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $12.97/sq ft as of March 31, 2008 and $13.37/sq ft as of March 31, 2007.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		March 31, 2008			March 31, 2007			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	37.0%
Woodland Mall		$41.73	$479	14.8%	$42.33	$378	18.7%	-1.4%	26.6%	-3.9%
Lehigh Valley Mall		38.80	477	12.3%	38.87	446	12.7%	-0.2%	7.0%	-0.4%
Patrick Henry Mall		36.81	468	10.8%	35.82	478	10.2%	2.8%	-2.0%	0.6%
Cherry Hill Mall		41.69	463	14.5%	41.10	483	13.4%	1.4%	-4.3%	1.1%
Jacksonville Mall		29.93	460	9.8%	30.09	458	9.6%	-0.5%	0.3%	0.2%
Willow Grove Park		41.75	434	14.0%	40.82	447	13.8%	2.3%	-3.0%	0.2%
Moorestown Mall		35.04	421	14.3%	37.07	429	13.5%	-5.5%	-1.9%	0.8%
The Mall at Prince Georges		32.40	416	12.3%	31.64	456	11.8%	2.4%	-8.7%	0.5%
Sales per square foot between $350 - $400	22.7%
The Gallery at Market East		35.48	391	13.1%	35.41	422	12.0%	0.2%	-7.4%	1.1%
Dartmouth Mall		29.20	388	11.9%	28.10	420	11.1%	3.9%	-7.8%	0.8%
Springfield Mall		31.67	384	13.2%	31.89	394	12.8%	-0.7%	-2.7%	0.4%
Capital City Mall		31.94	380	10.8%	32.13	363	11.0%	-0.6%	4.6%	-0.2%
Viewmont Mall		30.12	379	11.8%	30.56	385	11.3%	-1.5%	-1.7%	0.5%
Exton Square Mall		36.61	378	14.5%	36.02	399	14.2%	1.7%	-5.3%	0.3%
Valley View Mall		29.32	370	12.2%	29.05	364	11.5%	0.9%	1.7%	0.7%
Francis Scott Key Mall		25.76	361	10.1%	25.73	356	9.8%	0.1%	1.2%	0.3%
Sales per square foot between $300 - $349	14.7%
Valley Mall		24.21	344	11.1%	24.84	369	10.0%	-2.5%	-6.8%	1.1%
Wyoming Valley Mall		29.74	340	12.1%	29.07	352	11.6%	2.3%	-3.3%	0.5%
Cumberland Mall		26.77	311	12.5%	25.93	332	11.7%	3.3%	-6.3%	0.8%
South Mall		24.41	310	11.0%	22.66	305	10.4%	7.7%	1.5%	0.6%
Palmer Park Mall		24.37	307	10.8%	23.16	328	11.2%	5.2%	-6.4%	-0.4%
Logan Valley Mall		25.58	302	11.9%	24.53	304	11.5%	4.3%	-0.8%	0.4%
Sales per square foot under $300	25.6%
Magnolia Mall		25.17	291	13.3%	24.77	314	12.3%	1.6%	-7.1%	1.0%
Nittany Mall		22.48	283	11.0%	21.48	281	10.5%	4.7%	0.9%	0.5%
Orlando Fashion Square		34.11	282	16.1%	34.11	327	13.7%	0.0%	-13.7%	2.4%
Wiregrass Commons Mall		23.71	282	11.2%	24.96	308	10.2%	-5.0%	-8.3%	1.0%
North Hanover Mall		24.17	279	12.6%	23.15	306	10.0%	4.4%	-8.8%	2.6%
Crossroads Mall		20.86	278	9.6%	20.14	282	9.4%	3.6%	-1.5%	0.2%
Gadsden Mall		23.99	278	10.6%	23.22	281	10.3%	3.3%	-1.3%	0.3%
New River Valley Mall		24.70	277	9.8%	22.76	303	10.3%	8.5%	-8.5%	-0.5%
Uniontown Mall		21.61	277	10.6%	21.40	281	10.4%	1.0%	-1.6%	0.2%
Washington Crown Center		20.87	275	11.4%	21.91	299	11.9%	-4.7%	-7.9%	-0.5%
Plymouth Meeting Mall		30.03	265	13.9%	29.24	281	13.3%	2.7%	-5.7%	0.6%
Phillipsburg Mall		24.92	263	13.6%	25.41	282	12.5%	-1.9%	-6.7%	1.1%
Beaver Valley Mall		23.61	257	13.9%	23.57	268	13.8%	0.1%	-4.0%	0.1%
Lycoming Mall		20.64	256	11.5%	20.32	259	11.4%	1.6%	-0.9%	0.1%
Chambersburg Mall		20.94	226	12.4%	20.21	245	10.8%	3.6%	-8.0%	1.6%
Voorhees Town Center		29.35	193	15.1%	29.62	213	15.8%	-0.9%	-9.5%	-0.7%

Enclosed Malls weighted average		$30.49	$356	12.5%	$30.08	$361	12.2%	1.4%	-1.6%	0.3%

Consolidated Properties		$30.01	$347	12.5%	$29.60	$356	12.1%	1.4%	-2.4%	0.4%
Unconsolidated Properties		$36.19	$445	12.6%	$36.19	$426	12.7%	0.0%	4.4%	-0.1%
Same Properties		$30.49	$356	12.5%	$30.08	$361	12.2%	1.4%	-1.6%	0.3%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	March 31, 2008		March 31, 2007		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	93.0%	85.0%	90.4%	78.1%	2.6%	6.9%
Capital City Mall	99.7%	99.5%	95.2%	91.8%	4.5%	7.7%
Chambersburg Mall (1)	72.6%	74.3%	88.9%	76.4%	-16.3%	-2.1%
Cherry Hill Mall (2)	95.3%	95.3%	62.2%	93.5%	33.1%	1.8%
Crossroads Mall	92.5%	82.7%	93.0%	83.8%	-0.5%	-1.1%
Cumberland Mall (1)	82.6%	95.7%	97.0%	94.9%	-14.4%	0.8%
Dartmouth Mall	96.0%	93.4%	96.3%	93.9%	-0.3%	-0.5%
Exton Square Mall	92.7%	84.0%	92.7%	84.0%	0.0%	0.0%
Francis Scott Key Mall (3)	82.6%	89.3%	95.6%	90.5%	-13.0%	-1.2%
Gadsden Mall (4)	89.0%	77.4%	92.1%	81.4%	-3.1%	-4.0%
The Gallery at Market East (5)	42.9%	84.5%	41.8%	81.8%	1.1%	2.7%
Jacksonville Mall	92.8%	85.3%	94.6%	89.1%	-1.8%	-3.8%
Lehigh Valley Mall	94.9%	93.1%	97.2%	95.9%	-2.3%	-2.8%
Logan Valley Mall	96.5%	91.6%	96.7%	92.1%	-0.2%	-0.5%
Lycoming Mall (1)	85.6%	91.6%	96.8%	94.0%	-11.2%	-2.4%
Magnolia Mall	97.5%	94.5%	93.2%	82.9%	4.3%	11.6%
Moorestown Mall	88.9%	74.3%	86.4%	68.9%	2.5%	5.4%
New River Valley Mall	96.5%	94.2%	97.8%	96.0%	-1.3%	-1.8%
Nittany Mall	90.2%	80.2%	94.0%	87.8%	-3.8%	-7.6%
North Hanover Mall	92.7%	82.9%	92.0%	83.9%	0.7%	-1.0%
Orlando Fashion Square	92.1%	83.2%	91.0%	80.8%	1.1%	2.4%
Palmer Park Mall	97.3%	91.3%	99.2%	97.5%	-1.9%	-6.2%
Patrick Henry Mall	97.7%	95.5%	95.4%	91.1%	2.3%	4.4%
Phillipsburg Mall	91.0%	79.3%	92.4%	82.3%	-1.4%	-3.0%
Plymouth Meeting Mall	82.3%	73.5%	80.5%	71.8%	1.8%	1.8%
The Mall at Prince Georges	98.5%	96.8%	96.5%	92.6%	2.0%	4.2%
South Mall	88.1%	77.8%	90.8%	82.7%	-2.7%	-4.9%
Springfield Mall	88.3%	88.3%	85.9%	85.9%	2.4%	2.4%
Uniontown Mall (1)	82.1%	85.1%	94.2%	85.3%	-12.1%	-0.2%
Valley Mall	98.6%	97.5%	97.0%	94.8%	1.6%	2.7%
Valley View Mall	92.1%	89.0%	92.6%	89.7%	-0.5%	-0.7%
Viewmont Mall	96.8%	91.8%	97.6%	93.7%	-0.8%	-1.9%
Voorhees Town Center	52.2%	51.3%	54.6%	53.8%	-2.4%	-2.5%
Washington Crown Center	91.9%	85.0%	90.1%	81.7%	1.8%	3.3%
Willow Grove Park (5)	70.3%	95.3%	65.7%	87.5%	4.6%	7.8%
Wiregrass Commons Mall	77.0%	77.0%	84.6%	84.6%	-7.6%	-7.6%
Woodland Mall	87.9%	85.8%	89.2%	87.3%	-1.3%	-1.5%
Wyoming Valley Mall	92.0%	77.4%	92.5%	78.7%	-0.5%	-1.3%

Enclosed Malls weighted average	88.0%	87.0%	88.2%	86.0%	-0.2%	1.0%

Consolidated Properties	87.8%	86.7%	88.0%	85.6%	-0.2%	1.1%
Unconsolidated Properties	93.5%	91.7%	94.4%	92.6%	-0.9%	-0.9%
Same Properties	88.0%	87.0%	88.2%	86.0%	-0.2%	1.0%

(1)

The total occupancy percentages as of March 31, 2008 for these properties include the former Value City store locations that are currently vacant. The vacant store locations have been leased to Burlington Coat Factory, which is expected to open new stores between 3rd Quarter 2008 and 1st Quarter 2009.

(2)	The total occupancy percentage for Cherry Hill Mall as of March 31, 2007 reflects GLA for the former Strawbridge’s store location, which had not been decommissioned.
(3)

The total occupancy percentage as of March 31, 2008 for this property includes the former Value City store location that is currently vacant. The vacant store location has been leased to Value City Furniture and DSW, which are expected to open in 4th Quarter 2008 and 1st Quarter 2009, respectively.

(4)	The total occupancy percentage as of March 31, 2008 reflects the decommissioning of the former Belk store, pending redevelopment. This vacant department store represents 12.7% of the owned mall GLA.
(5)

The total occupancy percentages for The Gallery at Market East and Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represents 51.5% and 27.7% of the owned mall GLA for The Gallery at Market East and Willow Grove Park, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rents Per Square Foot and Occupancy Percentages

	March 31, 2008			March 31, 2007			Change
		Occupancy			Occupancy			Occupancy
	Avg Base Rent	Total	Non-Anchor	Avg Base Rent	Total	Non-Anchor	Avg Base Rent	Total	Non-Anchor
Christiana Center	$20.83	100.0%	100.0%	$20.83	100.0%	100.0%	0.0%	0.0%	0.0%
Creekview	15.16	100.0%	100.0%	14.65	100.0%	100.0%	3.5%	0.0%	0.0%
Crest Plaza	17.55	97.9%	95.9%	16.94	96.6%	93.6%	3.6%	1.3%	2.3%
The Commons at Magnolia	14.39	97.9%	95.8%	13.27	92.0%	84.4%	8.5%	5.9%	11.4%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.09	100.0%	100.0%	0.0%	0.0%	0.0%
New River Valley Center	14.46	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
Northeast Tower Center	15.30	96.6%	94.4%	15.28	96.6%	94.4%	0.2%	0.0%	0.0%
The Court at Oxford Valley	16.43	98.3%	97.2%	16.18	100.0%	100.0%	1.6%	-1.7%	-2.8%
Paxton Towne Centre	15.53	97.9%	96.8%	15.52	97.9%	96.8%	0.0%	0.0%	0.0%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	21.73	90.9%	73.5%	21.68	90.9%	73.5%	0.2%	0.0%	0.0%
Sunrise Plaza	20.11	98.2%	64.8%	N/A	N/A	N/A	N/A	N/A	N/A
Whitehall Mall	11.89	89.2%	77.0%	11.62	90.9%	80.6%	2.3%	-1.7%	-3.6%

Weighted Average	$16.06	97.0%	95.2%	$16.02	97.1%	95.4%	0.2%	-0.1%	-0.2%

Consolidated Properties	$15.95	98.4%	97.3%	$16.04	97.7%	96.2%	-0.6%	0.7%	1.2%
Unconsolidated Properties	$16.15	95.7%	93.5%	$16.01	96.6%	94.9%	0.9%	-0.9%	-1.4%
Same Properties	$16.19	96.8%	94.9%	$16.02	97.1%	95.4%	1.0%	-0.3%	-0.5%
New Properties	$14.61	99.2%	98.5%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	50	645,193	5	40,855	55	686,048	$13,308	$12,391	3.93%
Foot Locker, Inc.	78	406,566	4	14,040	82	420,606	9,102	8,599	2.73%
JCPenney Company, Inc.	23	2,281,660	6	824,327	29	3,105,987	6,999	6,999	2.22%
Limited Brands, Inc.	59	276,610	13	40,012	72	316,622	7,277	6,843	2.17%
Zale Corporation	80	62,615	1	289	81	62,904	5,651	5,327	1.69%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.68%
American Eagle Outfitters, Inc.	35	192,940	1	5,013	36	197,953	5,406	5,195	1.65%
Sterling Jewelers, Inc.	44	66,905	—	—	44	66,905	4,986	4,796	1.52%
Dick’s Sporting Goods	9	435,893	—	—	9	435,893	5,505	4,628	1.47%
Luxottica Group S.p.A.	54	129,797	1	548	55	130,345	4,356	4,021	1.28%
Regis Corporation	99	123,104	—	—	99	123,104	3,755	3,611	1.15%
The Finish Line, Inc.	36	164,369	2	9,528	38	173,897	3,650	3,598	1.14%
The Children’s Place Retail	32	141,244	1	3,898	33	145,142	3,810	3,514	1.12%
Borders Group, Inc.	26	198,064	3	15,476	29	213,540	3,639	3,459	1.10%
Golden Gate Private Equity (4)	15	135,985	2	16,472	17	152,457	3,687	3,449	1.10%
Transworld Entertainment Corp.	32	146,614	3	13,026	35	159,640	3,571	3,334	1.06%
Abercrombie & Fitch Co.	18	124,062	—	—	18	124,062	3,628	3,260	1.04%
Hallmark Cards, Inc.	38	151,966	4	18,198	42	170,164	3,363	3,255	1.03%
Genesco Inc.	60	74,793	—	—	60	74,793	3,208	3,142	1.00%
Pacific Sunwear of California	34	122,328	3	10,431	37	132,759	3,281	3,127	0.99%

Total Top 20 Tenants	846	8,677,104	55	1,893,952	901	10,571,056	$103,627	$97,850	31.07%

Total Retail Leases					3,402			$314,940	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	153	382,900	3.1%	9,939	9,007	3.2%	25.96
2008	306	679,680	5.4%	18,242	17,775	6.4%	26.84
2009	510	1,357,976	10.9%	33,469	32,377	11.6%	24.65
2010	458	1,634,802	13.1%	36,723	35,146	12.6%	22.46
2011	440	1,581,414	12.7%	39,097	35,308	12.6%	24.72
2012	301	1,141,005	9.1%	30,625	28,335	10.1%	26.84
2013	208	785,393	6.3%	17,905	16,637	5.9%	22.80
2014	155	601,875	4.8%	15,481	13,719	4.9%	25.72
2015	180	801,174	6.4%	20,416	18,065	6.5%	25.48
2016	243	1,055,821	8.5%	29,303	26,705	9.5%	27.75
Thereafter	337	2,457,527	19.7%	49,757	46,830	16.8%	20.25

Total/Average	3,291	12,479,567	100.0%	$300,958	$279,902	100.0%	$24.12

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2008	2	131,077	1.2%	368	368	1.1%	2.81
2009	9	915,799	8.3%	2,614	2,222	6.3%	2.85
2010	18	1,681,789	15.3%	4,867	4,867	13.9%	2.89
2011	23	1,893,066	17.2%	6,546	5,423	15.5%	3.46
2012	9	889,626	8.1%	2,165	2,129	6.1%	2.43
2013	13	1,035,866	9.4%	4,543	4,543	13.0%	4.39
2014	6	662,582	6.0%	2,081	2,081	5.9%	3.14
2015	2	220,398	2.0%	769	769	2.2%	3.49
2016	3	455,432	4.1%	863	863	2.5%	1.90
Thereafter	26	3,105,012	28.2%	13,113	11,773	33.5%	4.22

Total/Average	111	10,990,647	100.0%	$37,930	$35,037	100.0%	$3.45

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of March 31, 2008

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	445,979	957,246	204,770	1,162,016
Capital City Mall	204,301	284,791	489,092	120,000	609,092
Chambersburg Mall(1)	241,690	212,666	454,356	—	454,356
Cherry Hill Mall	—	561,461	561,461	478,885	1,040,346
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall(1)	283,365	385,583	668,948	273,230	942,178
Dartmouth Mall	208,460	322,620	531,080	140,000	671,080
Exton Square Mall	440,301	369,179	809,480	277,468	1,086,948
Francis Scott Key Mall(1)	291,620	280,904	572,524	139,333	711,857
Gadsden Mall	213,266	203,085	416,351	—	416,351
The Gallery at Market East(2)	683,471	397,313	1,080,784	—	1,080,784
Jacksonville Mall	242,115	233,677	475,792	—	475,792
Lehigh Valley Mall	212,000	573,364	785,364	371,986	1,157,350
Logan Valley Mall	454,387	324,493	778,880	—	778,880
Lycoming Mall(1)	321,441	380,926	702,367	120,000	822,367
Magnolia Mall	343,118	277,944	621,062	—	621,062
Moorestown Mall	408,356	311,117	719,473	321,200	1,040,673
New River Valley Mall	175,306	263,193	438,499	—	438,499
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	206,792	154,424	361,216	—	361,216
Orlando Fashion Square	491,999	433,875	925,874	155,576	1,081,450
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	295,053	574,672	140,000	714,672
Phillipsburg Mall	326,170	252,377	578,547	—	578,547
Plymouth Meeting Mall	188,429	382,543	570,972	214,635	785,607
The Mall at Prince Georges	479,619	434,323	913,942	—	913,942
South Mall	188,858	216,347	405,205	—	405,205
Springfield Mall	—	221,781	221,781	367,176	588,957
Uniontown Mall(1)	421,378	276,786	698,164	—	698,164
Valley Mall	280,549	381,515	662,064	243,400	905,464
Valley View Mall	96,357	247,191	343,548	254,596	598,144
Viewmont Mall	386,262	243,674	629,936	120,000	749,936
Voorhees Town Center	4,404	232,161	236,565	396,783	633,348
Washington Crown Center	245,401	290,460	535,861	140,095	675,956
Willow Grove Park(3)	443,430	345,977	789,407	413,121	1,202,528
Wiregrass Commons Mall	—	229,829	229,829	403,163	632,992
Woodland Mall	71,000	412,866	483,866	725,186	1,209,052
Wyoming Valley Mall	592,110	321,678	913,788	—	913,788

Total Malls (38 properties)	10,728,786	11,755,796	22,484,582	6,115,603	28,600,185

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	52,723	103,294	126,200	229,494
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
New River Valley Center	—	163,923	163,923	—	163,923
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,072	456,903	247,623	704,526
Paxton Towne Centre	151,627	277,836	429,463	273,058	702,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Sunrise Plaza	132,874	7,100	139,974	—	139,974
Whitehall Mall	294,635	262,443	557,078	—	557,078

Total Strip and Power Centers (13 properties)	1,320,909	2,252,300	3,573,209	1,900,226	5,473,435

CONSOLIDATED PROPERTIES	11,215,505	11,953,276	23,168,781	6,383,056	29,551,837
UNCONSOLIDATED PROPERTIES	834,190	2,054,820	2,889,010	1,632,773	4,521,783
TOTAL PROPERTIES	12,049,695	14,008,096	26,057,791	8,015,829	34,073,620

(1)	Includes vacant former Value City locations, totaling 392,518 square feet.
(2)	Includes 556,200 square feet of anchor space subject to redevelopment plans.
(3)	Includes 218,430 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2008

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	17	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	3	JCPenney Macy’s Sears	11/30/10 (1) 7/28/09

Chambersburg Mall Chambersburg, PA	100%	2003	1982	26	Bon-Ton JCPenney Sears	1/28/11 3/31/12 2/9/10

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	18	The Container Store Crate and Barrel JCPenney Macy’s	2/28/18 1/31/23 (1) (1)

Crossroads Mall (2) Beckley, WV	100%	2003	1981	27	Belk JCPenney Sears	11/4/08 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	5	Best Buy Boscov’s BJ’s Home Depot JCPenney	1/31/16 (1) (1) 10/31/19 11/30/08

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	8	JCPenney Macy’s Sears	7/31/09 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	8	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 1/31/20

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	17	Barnes and Noble JCPenney Macy’s Sears	4/30/17 9/30/11 (1) 7/31/13

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	18	Belk Sears	7/31/14 3/5/09

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	18	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	10	Belk JCPenney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	1	Barnes and Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	11	JCPenney Macy’s Sears	1/31/17 1/31/10 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	18	Best Buy Bon-Ton Borders Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/31/11 1/31/17 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/1992	16	Belk JCPenney Sears	1/31/11 3/31/12 10/16/09

Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	8	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	1	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13

Nittany Mall State College, PA	100%	2003	1968/1990	18	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/31/10

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Major Tenants	Lease Expiration
North Hanover Mall Hanover, PA	100%	2003	1967/1999	9	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/09

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	5	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/31/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	10	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	3	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 1/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	5	Bon-Ton JCPenney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/09

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/1999	9	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	4	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/10

South Mall Allentown, PA	100%	2003	1975/1992	16	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	11	Macy’s	(1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	18	Bon-Ton JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/31/11 10/31/10 3/26/10 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	9	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/3/09 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	7	Barnes and Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/10 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	2	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	1	Boscov’s Macy’s	(1) (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	9	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (1) 8/17/09

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	7	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall (2) Dothan, AL	100%	2003	1986/1999	9	Dillard’s JCPenney McRae’s Parisian	(1) (1) (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	10	Apple JCPenney Kohl’s Macy’s Sears	6/30/15 (1) 1/31/19 (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	2	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	10	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Warrington, PA	100%	1999	2001	7	Genuardi’s Lowe’s Target	12/31/21 (1) (1)

Metroplex Shopping Center(3) Plymouth Meeting, PA	50%	1999	2001	7	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

New River Valley Center Christiansburg, VA	100%	2005	2007	1	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/17 11/30/17

Northeast Tower Center Philadelphia, PA	100%	1998	1997	11	Home Depot Raymour & Flanigan Wal-Mart	(1) (1) 1/31/14

The Court at Oxford Valley(3) Langhorne, PA	50%	1997	1996	12	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens ‘n Things	12/31/11 (1) 4/30/11 (1) 2/28/17

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	7	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20

Red Rose Commons(3) Lancaster, PA	50%	1998	1998	10	Home Depot Weis Markets	(1) (1)

Sunrise Plaza Forked River, NJ	100%	2005	2007	1	Home Depot	1/31/38

Whitehall Mall(3) Allentown, PA	50%	1964	1964/1998	10	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11
STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	5	Target Weis Market	(1) 10/31/14

The Commons at Magnolia Florence, SC	100%	1999	1991/2002	6	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	10	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Properties are subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	March 31, 2008			December 31, 2007
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,109,431	$204,282	$3,313,713	$3,074,562	$203,671	$3,278,233
Construction in progress	333,909	1,979	335,888	287,116	1,834	288,950
Land held for development	5,616	172	5,788	5,616	172	5,788

TOTAL INVESTMENTS IN REAL ESTATE	3,448,956	206,433	3,655,389	3,367,294	205,677	3,572,971
Accumulated depreciation	(428,313)	(47,180)	(475,493)	(401,502)	(45,458)	(446,960)

NET INVESTMENTS IN REAL ESTATE	3,020,643	159,253	3,179,896	2,965,792	160,219	3,126,011

Investments in partnerships, at equity	35,859	(35,859)	—	36,424	(36,424)	—
Other assets:
Cash and cash equivalents	20,650	3,826	24,476	27,925	5,302	33,227
Rents and other receivables (2)	45,067	9,243	54,310	49,094	9,755	58,849
Intangible assets, net	95,914	813	96,727	104,136	873	105,009
Deferred costs and other assets, net	79,255	8,549	87,804	80,703	8,452	89,155

TOTAL OTHER ASSETS	276,745	(13,428)	263,317	298,282	(12,042)	286,240

TOTAL ASSETS	$3,297,388	$145,825	$3,443,213	$3,264,074	$148,177	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,700,248	$187,603	$1,887,851	$1,643,122	$188,089	$1,831,211
Debt premium on mortgage notes payable	10,721	—	10,721	13,820	—	13,820
Exchangeable notes	287,500	—	287,500	287,500	—	287,500
Credit Facility	330,000	—	330,000	330,000	—	330,000
Distributions in excess of partnership investments	48,305	(48,305)	—	49,166	(49,166)	—
Other liabilities	145,328	6,527	151,855	127,591	9,254	136,845

TOTAL LIABILITIES	2,522,102	145,825	2,667,927	2,451,199	148,177	2,599,376

MINORITY INTEREST	57,600	—	57,600	55,256	—	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	39,326	—	39,326	39,134	—	39,134
Capital contributed in excess of par	820,864	—	820,864	818,966	—	818,966
Accumulated other comprehensive loss	(24,459)	—	(24,459)	(6,968)	—	(6,968)
Distributions in excess of net income	(118,045)	—	(118,045)	(93,513)	—	(93,513)

TOTAL SHAREHOLDERS’ EQUITY	717,686	—	717,686	757,619	—	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,297,388	$145,825	$3,443,213	$3,264,074	$148,177	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $25.7 million ($22.5 million consolidated, $3.2 million unconsolidated partnership) as of March 31, 2008 and $25.1 million ($21.8 million consolidated, $3.3 million unconsolidated partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	March 31, 2008				December 31, 2007
	Malls	Power and Strip Centers	Corporate, Development and Other Properties	Total	Malls	Power and Strip Centers	Corporate, Development and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,956,943	$324,359	$38,199	$3,319,501	$2,943,305	$318,541	$22,175	$3,284,021
Construction in progress	221,854	16,624	97,410	335,888	176,607	18,718	93,625	288,950

TOTAL INVESTMENT IN REAL ESTATE	3,178,797	340,983	135,609	3,655,389	3,119,912	337,259	115,800	3,572,971
Accumulated depreciation	(405,384)	(68,852)	(1,257)	(475,493)	(379,637)	(66,210)	(1,113)	(446,960)

NET INVESTMENTS IN REAL ESTATE	2,773,413	272,131	134,352	3,179,896	2,740,275	271,049	114,687	3,126,011

Other assets:
Cash and cash equivalents	21,704	1,994	778	24,476	19,076	1,723	12,428	33,227
Rents and other receivables (2)	36,659	12,505	5,146	54,310	42,095	12,370	4,384	58,849
Intangible assets, net	84,922	—	11,805	96,727	93,204	—	11,805	105,009
Deferred costs and other assets, net	51,724	10,546	25,534	87,804	49,889	9,847	29,419	89,155

TOTAL OTHER ASSETS	195,009	25,045	43,263	263,317	204,264	23,940	58,036	286,240

TOTAL ASSETS	$2,968,422	$297,176	$177,615	$3,443,213	$2,944,539	$294,989	$172,723	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,790,246	$89,605	$8,000	$1,887,851	$1,741,022	$90,189	$—	$1,831,211
Debt premium on mortgage notes payable	10,549	172	—	10,721	13,561	259	—	13,820
Exchangeable notes	—	—	287,500	287,500	—	—	287,500	287,500
Credit Facility	—	—	330,000	330,000	—	—	330,000	330,000
Other liabilities	64,098	1,547	86,210	151,855	63,998	1,693	71,154	136,845

TOTAL LIABILITIES	1,864,893	91,324	711,710	2,667,927	1,818,581	92,141	688,654	2,599,376

MINORITY INTEREST	—	—	57,600	57,600	—	—	55,256	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	39,326	39,326	—	—	39,134	39,134
Capital contributed in excess of par	—	—	820,864	820,864	—	—	818,966	818,966
Accumulated other comprehensive loss	—	—	(24,459)	(24,459)	—	—	(6,968)	(6,968)
Distributions in excess of net income	—	—	(118,045)	(118,045)	—	—	(93,513)	(93,513)
Net investment	1,103,529	205,852	(1,309,381)	—	1,125,958	202,848	(1,328,806)	—

TOTAL SHAREHOLDERS’ EQUITY	1,103,529	205,852	(591,695)	717,686	1,125,958	202,848	(571,187)	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$2,968,422	$297,176	$177,615	$3,443,213	$2,944,539	$294,989	$172,723	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $25.7 million ($22.5 million wholly owned, $3.2 million partnership) as of March 31, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	March 31, 2008				December 31, 2007
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$67,035	$23	$11,292	$55,766	$66,992	$30	$10,482	$56,540
Capital City Mall	94,341	—	11,969	82,372	94,265	384	11,100	83,549
Chambersburg Mall	36,417	—	4,655	31,762	36,356	—	4,260	32,096
Cherry Hill Mall	236,643	45,386	26,988	255,041	233,449	33,621	25,144	241,926
Crossroads Mall	34,122	—	5,065	29,057	34,094	—	4,754	29,340
Cumberland Mall	58,386	6,007	4,254	60,139	58,385	—	3,871	54,514
Dartmouth Mall	61,065	—	19,835	41,230	61,088	—	19,178	41,910
Exton Square Mall	146,267	—	17,104	129,163	146,247	—	16,256	129,991
Francis Scott Key Mall	70,493	4,000	8,681	65,812	70,056	—	8,038	62,018
Gadsden Mall	52,337	1,764	3,987	50,114	52,262	1,522	3,667	50,117
The Gallery at Market East	80,308	32,627	9,589	103,346	80,273	30,210	9,002	101,481
Jacksonville Mall	68,705	3,703	8,759	63,649	68,594	3,255	8,193	63,656
Logan Valley Mall	93,970	—	13,616	80,354	93,781	—	12,802	80,979
Lycoming Mall	73,167	347	8,201	65,313	72,843	357	7,555	65,645
Magnolia Mall	85,459	255	16,221	69,493	82,063	3,036	15,338	69,761
Moorestown Mall	80,701	5,306	14,620	71,387	80,669	3,637	13,805	70,501
New River Valley Mall	56,633	—	6,282	50,351	56,562	123	5,499	51,186
Nittany Mall	41,959	—	5,403	36,556	41,964	—	5,073	36,891
North Hanover Mall	37,262	16,620	4,353	49,529	37,075	15,758	4,017	48,816
Orlando Fashion Square	113,330	155	10,205	103,280	113,134	154	9,412	103,876
Palmer Park Mall	34,481	—	9,849	24,632	34,484	—	9,606	24,878
Patrick Henry Mall	138,372	—	17,468	120,904	138,263	—	16,143	122,120
Phillipsburg Mall	52,304	24	6,225	46,103	52,304	21	5,822	46,503
Plymouth Meeting Mall	65,246	50,066	11,570	103,742	64,699	38,473	10,894	92,278
The Mall at Prince Georges	99,693	61	23,082	76,672	99,641	—	22,192	77,449
South Mall	28,908	—	3,484	25,424	28,905	—	3,268	25,637
Uniontown Mall	36,784	—	5,618	31,166	36,782	—	5,275	31,507
Valley Mall	90,026	96	12,559	77,563	89,003	995	11,786	78,212
Valley View Mall	66,570	2	7,556	59,016	66,570	—	7,073	59,497
Viewmont Mall	85,617	58	9,200	76,475	85,520	36	8,519	77,037
Voorhees Town Center	26,711	22,727	3,934	45,504	24,104	18,659	3,407	39,356
Washington Crown Center	40,188	—	8,114	32,074	40,183	—	7,536	32,647
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	186,224	25,760	29,372	182,612	186,092	25,204	27,888	183,408
Wiregrass Commons Mall	36,981	5,787	4,633	38,135	37,031	234	4,357	32,908
Woodland Mall	179,815	86	12,800	167,101	179,785	45	11,398	168,432
Wyoming Valley Mall	103,129	471	11,522	92,078	102,861	420	10,628	92,653

Total Consolidated Malls	2,863,099	221,331	388,065	2,696,365	2,849,829	176,174	363,238	2,662,765

Unconsolidated Malls
Lehigh Valley Mall	39,377	222	12,270	27,329	39,011	143	11,841	27,313
Springfield Mall	54,467	301	5,049	49,719	54,465	290	4,558	50,197

Total Unconsolidated Malls	93,844	523	17,319	77,048	93,476	433	16,399	77,510

TOTAL MALLS	$2,956,943	$221,854	$405,384	$2,773,413	$2,943,305	$176,607	$379,637	$2,740,275

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	March 31, 2008				December 31, 2007
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$9,081	$31,854	$40,935	$—	$8,796	$32,139
Creekview	19,098	—	5,834	13,264	19,098	—	5,605	13,493
Crest Plaza	16,485	—	3,962	12,523	16,432	—	3,801	12,631
The Commons at Magnolia	10,119	—	2,629	7,490	10,119	—	2,526	7,593
New River Valley Center	26,500	93	405	26,188	21,378	4,816	164	26,030
Northeast Tower Center	33,630	—	6,019	27,611	33,630	—	5,804	27,826
Paxton Towne Centre	54,056	111	11,456	42,711	54,056	9	11,062	43,003
Sunrise Plaza	19,162	16,420	412	35,170	18,519	13,893	199	32,213

Total Consolidated Strip and Power Centers	219,985	16,624	39,798	196,811	214,167	18,718	37,957	194,928

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,025	—	11,064	30,961	42,025	—	10,656	31,369
The Court at Oxford Valley	27,847	—	6,907	20,940	27,847	—	6,757	21,090
Red Rose Commons	11,753	—	2,704	9,049	11,753	—	2,613	9,140
Whitehall Mall	15,689	—	7,287	8,402	15,689	—	7,166	8,523
Springfield Park	7,060	—	1,092	5,968	7,060	—	1,061	5,999

Total Unconsolidated Strip and Power Centers	104,374	—	29,054	75,320	104,374	—	28,253	76,121

TOTAL STRIP AND POWER CENTERS	$324,359	$16,624	$68,852	$272,131	$318,541	$18,718	$66,210	$271,049

Development Properties
The Plaza at Magnolia	$—	$753	$—	$753	$—	$523	$—	$523
Monroe Marketplace	—	25,921	—	25,921	—	23,559	—	23,559
Springhills	—	29,740	—	29,740	—	29,378	—	29,378
White Clay Point (2)	—	39,540	—	39,540	—	38,764	—	38,764

Total Development Properties	—	95,954	—	95,954	—	92,224	—	92,224

Unconsolidated Development Properties
Pavilion at Market East	6,064	1,456	807	6,713	5,821	1,401	806	6,416

Total Unconsolidated Development Properties	6,064	1,456	807	6,713	5,821	1,401	806	6,416

Other Properties
One Cherry Hill Plaza	15,772	—	59	15,713	—	—	—	—
P&S Building	1,339	—	335	1,004	1,339	—	307	1,032
Plymouth Commons	9,236	—	56	9,180	9,227	—	—	9,227
Land held for development—consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development—unconsolidated	172	—	—	172	172	—	—	172

Total Other Properties	$32,135	$—	$450	$31,685	$16,354	$—	$307	$16,047

TOTAL INVESTMENT IN REAL ESTATE	$3,319,501	$335,888	$475,493	$3,179,896	$3,284,021	$288,950	$446,960	$3,126,011

CONSOLIDATED PROPERTIES	$3,115,047	$333,909	$428,313	$3,020,643	$3,080,178	$287,116	$401,502	$2,965,792

UNCONSOLIDATED PROPERTIES	204,454	1,979	47,180	159,253	203,843	1,834	45,458	160,219

TOTAL INVESTMENT IN REAL ESTATE	$3,319,501	$335,888	$475,493	$3,179,896	$3,284,021	$288,950	$446,960	$3,126,011

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Formerly New Garden Town Center.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of March 31, 2008

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL	(in millions)	(in millions)
Cherry Hill Mall Cherry Hill, NJ	$197.7	$71.8	7.1%	2007	2009

•        Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

•        Opening a two-level, 138,000 sf Nordstrom (anticipated spring of 2009);

•        Opening 88,000 sf of new in-line retail space in the former food court and Strawbridge’s area;

•        Opening 72,000 sf from a combination of a Bistro Row and restaurants;

•        Net increase in total property GLA will be approximately 95,000 sf.

Gadsden Mall Gadsden, AL	5.1	1.8	8.0%	2007	2008

• Opening 85,000 sf JCPenney in 4th quarter 2008 in former 61,000 sf Belk store; • Net increase in total property GLA will be approximately 24,000 sf.

Jacksonville Mall Jacksonville, NC	8.3	3.9	8.0%	2007	2008

•        Phase I - Opened 28,000 sf Barnes & Noble (13,000 sf of new GLA) in April 2008;

•        Phase II - Opening 6,000 sf Red Robin restaurant in 3rd Quarter 2008 and 10,000 sf of retail in 4th Quarter 2008; exterior mall renovation, new mall entrance and pedestrian plaza.

Moorestown Mall Moorestown, NJ	13.7	7.5	8.2%	2007	2008

•        Opened 16,000 sf Lane Furniture in September 2007 (8,000 sf of new GLA);

•        Opened 15,000 sf Eastern Mountain Sports in May 2008 (4,000 sf of new GLA);

•        Opening Pei Wei Asian Diner and Potbelly Sandwich Works, totaling approximately 6,000 sf of outparcel space, in 3rd Quarter 2008;

•        Creating 3 spaces with exterior frontage totaling approximately 6,000 sf of recommissioned space (new GLA);

•        Updating the entrances and facades;

•        Net increase in property GLA will be approximately 24,000 sf.

North Hanover Mall Hanover, PA	35.1	23.4	7.8%	2007	2009

•        Opening 172,000 sf Boscov’s in the former 70,000 sf Bon-Ton anchor and absorbing 12,000 sf of existing in-line space (90,000 sf of new GLA);

•        Opened 50,000 sf Dick’s Sporting Goods in October 2007 in the former 63,000 sf Black Rose Antiques location (net decrease in GLA of 13,000 sf);

•        Relocated and downsized Black Rose Antiques to 15,000 sf of previously vacant space in adjacent strip center;

•        Net increase in property GLA will be approximately 77,000 sf.

Plymouth Meeting Mall Plymouth Meeting, PA	83.9	51.9	8.6%	2007	2009

•        Opened P.F. Chang’s China Bistro in May 2008;

•        Opening 65,000 sf Whole Foods Market;

•        Opening four restaurant outparcels (California Pizza Kitchen and Redstone American Grill in 2nd Quarter 2008, Benihana in 4th Quarter 2008), totaling 27,000 sf;

•        Opening 39,000 sf of retail space;

•        Opening 4,000 sf Citibank outparcel in 3rd Quarter 2008;

•        Net increase in property GLA will be approximately 142,000 sf.

Willow Grove Park Willow Grove, PA	40.2	32.8	6.3%	2007	2009

•        Opening 194,000 sf Boscov’s and 22,000 sf of restaurants in the former 229,000 sf Strawbridge’s. Included in the 22,000 sf of restaurants is a 10,000 sf The Cheesecake Factory that opened in September 2007;

•        Net reduction in property GLA will be approximately 13,000 sf.

Wiregrass Commons Mall Dothan, AL	11.8	5.8	8.5%	2008	2009

•        Purchased 65,000 sf former Parisian store and expanding to an 85,000 sf Belk opening in 4th Quarter 2008;

•        Former McRae’s anchor will be filled with an 80,000 sf Burlington Coat Factory, with expected delivery in 4th Quarter 2008 and opening in 2nd Quarter 2009;

•        Interior mall renovation in 4th Quarter 2008.

MIXED USE
Voorhees Town Center Voorhees, NJ	79.3	34.3	9.2%	2007	2009

•        Phase I - Reduced mall GLA by 470,000 sf to 654,000 sf, opening 26,000 sf of outparcel space and 50,000 sf office building;

•        Phase II - Opening a mixed use town center of approximately 200,000 sf;

•        Phase III - Opening 425 residential units which are expected to be constructed by our development partners and its affiliates;

•        Net reduction in property GLA will be approximately 244,000 sf.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of March 31, 2008

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY
POWER CENTERS		(in millions)	(in millions)
New River Valley Center (2) Christiansburg, VA	164,000	$27.7	$27.1	8.5%	2006	2008	100%	100%

•       Construction of the power center next to the existing New River Valley mall is complete;

•       Best Buy, Bed Bath & Beyond, PetSmart, Staples, Shoe Carnival, Old Navy, Panera Bread, and Banfield, The Pet Hospital opened in 2007;

•       Ross Dress for Less and Olive Garden opened in 1st Quarter 2008.

Sunrise Plaza (2) Forked River, NJ	274,000	39.9	35.7	6.0%	2006	2009	92%	49%

•       Opened 131,000 sf Home Depot in October 2007;

•       Opening a 96,000 sf Kohls in 4th Quarter 2008 and a 20,000 sf Staples in 1st Quarter 2009;

•       Balance of the property will be comprised of in-line stores and outparcels.

DEVELOPMENT PROPERTIES
POWER CENTERS
Monroe Marketplace Selinsgrove, PA	626,000	73.3	25.9	8.0%	2007	2008	59%	0%

•       Phase I - Opening approximately 492,000 sf power center anchored by Target, Giant Food Store, Kohl’s, and includes Dick’s Sporting Goods, Best Buy, Michaels, Bed Bath & Beyond, and Staples.

•       Phase II - Opening the balance of the power center, containing approximately 134,000 sf of outparcel and in-line space.

MIXED USE
White Clay Point (Formerly New Garden Town Center) Landenberg, PA	496,000	69.9	39.5	8.9%	2008	2010	0%	0%

•       The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases. Phase I consists of 496,000 sf of retail use with an expected completion date of 2010. The incremental costs and returns for the remaining phases will be determined when the development plans for these phases are finalized.

Springhills Gainesville, FL	TBD	TBD	29.7	TBD	TBD	TBD	0%	0%

•       540 acres of land were acquired in 2006. Site development is subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER
Pavilion at Market East Philadelphia, PA	TBD	TBD	1.5	TBD	TBD	TBD	N/A	0%
• The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.
(2)	Sunrise Plaza and New River Valley Center are considered operating properties, and are not counted as development properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended March 31, 2008
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$56,034	$437	$56,471
New development projects	7,298	221	7,519
Renovation with no incremental GLA	135	—	135
Tenant allowances	1,751	8	1,759
Recurring capital expenditures:
CAM expenditures	580	6	586
Non-CAM expenditures	93	6	99

Total recurring capital expenditures	673	12	685

Total	$65,891	$678	$66,569

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2008

(in thousands)

Outstanding Debt (1)
	Fixed Rate	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,702,969	67.7%	$8,000	0.3%	$1,710,969	68.0%
Unconsolidated Mortgage Notes Payable	74,353	3.0%	113,250	4.5%	187,603	7.5%
Exchangeable Notes	287,500	11.4%	—	0.0%	287,500	11.4%
Credit Facility	—	0.0%	330,000	13.1%	330,000	13.1%

TOTAL OUTSTANDING DEBT	$2,064,822	82.1%	$451,250	17.9%	$2,516,072	100.0%

AVERAGE INTEREST RATE	5.92%		3.95%		5.57%

(1)	Includes debt premium

Average Debt Balance

		Mortgage Debt (1)	REMIC (1) (2)	Total Mortgages	Credit Facility	Exchangeable Notes	TOTAL
Beginning Balance	12/31/2007	$1,430,267	$414,764	$1,845,031	$330,000	$287,500	$2,462,531
Credit Facility Borrowings, net		—	—	—	—	—	—
Cherry Hill Mall Supplemental Financing		55,000	—	55,000	—	—	55,000
One Cherry Hill Plaza Financing		8,000	—	8,000	—	—	8,000
Debt Amortization (3)		(4,547)	(4,912)	(9,459)	—	—	(9,459)

Ending Balance	3/31/2008	$1,488,720	$409,852	$1,898,572	$330,000	$287,500	$2,516,072

Weighted Average Balance		$1,471,814	$413,186	$1,885,000	$308,022	$287,500	$2,480,522

(1)	Includes debt premium.
(2)

In connection with our merger with Crown American Realty Trust in 2003, we assumed from Crown approximately $443.8 million of a 15 property real estate mortgage investment conduit (“REMIC”) with General Electric Capital Corporation that has a final maturity date of September 10, 2025 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum. This rate remains in effect until September 10, 2008. The loan can be prepaid without penalty beginning in July 2008. If not prepaid, the interest rate from and after September 10, 2008 will be equal to the greater of (i) 10.43% per annum, or (ii) the Treasury Rate, as defined therein, plus 3.0% per annum. The mortgage loan had a balance of $405.3 million as of March 31, 2008.

(3)	Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Exchangeable Notes	Total Debt
2008	$17,784	$6,795	$624,943	$—	$—	$649,522
2009	16,164	1,283	70,434	330,000	—	417,881
2010	17,780	1,175	1,412	—	—	20,367
2011	18,348	1,152	44,788	—	—	64,288
2012	15,440	416	363,346	—	287,500	666,702
2013	9,863	—	110,458	—	—	120,321
2014	9,135	—	—	—	—	9,135
Thereafter	10,024	—	557,832	—	—	567,856

	$114,538	$10,821	$1,773,213	$330,000	$287,500	$2,516,072

(1)	The weighted average period to mortgage maturity is 4.18 years. Excludes debt premium.

Weighted Average Mortgage Interest Rates
	Stated Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2008	631,617	6.65%	631,617	4.76%
2009	72,055	6.36%	72,055	6.16%
2010	1,556	7.79%	1,556	7.79%
2011	49,512	7.54%	49,512	7.54%
2012	390,492	6.06%	390,492	5.69%
2013	124,318	4.95%	124,318	4.95%
Thereafter	618,301	5.54%	618,301	5.54%

Total	1,887,851	6.07%	1,887,851	5.35%

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2008

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Fixed Rate Mortgage Debt
REMIC Properties
Chambersburg Mall	$17,432	$196	$17,628	7.43%	4.99%	$1,763	$17,200	2008
Francis Scott Key Mall	30,505	344	30,849	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall	23,533	265	23,798	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall	49,680	559	50,239	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall	30,505	344	30,849	7.43%	4.99%	3,084	30,099	2008
New River Valley Mall	14,817	167	14,984	7.43%	4.99%	1,498	14,619	2008
Nittany Mall	26,147	295	26,442	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall	17,432	197	17,629	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center	15,253	172	15,425	7.43%	4.99%	1,542	15,049	2008
Patrick Henry Mall	44,015	495	44,510	7.43%	4.99%	4,451	43,428	2008
Phillipsburg Mall	26,147	295	26,442	7.43%	4.99%	2,644	25,799	2008
South Mall	13,074	147	13,221	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall	20,918	236	21,154	7.43%	4.99%	2,115	20,639	2008
Viewmont Mall	26,147	295	26,442	7.43%	4.99%	2,644	25,799	2008
Wyoming Valley Mall	49,680	560	50,240	7.43%	4.99%	5,024	49,018	2008

Subtotal REMIC	405,285	4,567	409,852	7.43%	4.99%	40,983	399,883	2008

Crossroads Mall	12,707	48	12,755	7.39%	5.75%	1,191	12,647	2008
Exton Square Mall	94,097	1,072	95,169	6.95%	5.00%	8,102	93,034	2008
Whitehall Mall	6,278	—	6,278	6.77%	6.77%	641	6,129	2008
Palmer Park Mall	16,112	—	16,112	6.77%	6.77%	1,661	15,674	2009
Red Rose Commons	12,758	—	12,758	7.66%	7.66%	1,220	12,425	2009
Valley View Mall	35,185	177	35,362	6.15%	5.75%	2,773	34,335	2009
Springfield Park	1,556	—	1,556	7.79%	7.79%	203	1,412	2010
Metroplex Shopping Center	30,554	—	30,554	7.25%	7.25%	2,681	28,785	2011
The Court at Oxford Valley	18,958	—	18,958	8.02%	8.02%	2,319	16,003	2011
Beaver Valley Mall	45,126	—	45,126	7.36%	7.36%	3,972	42,266	2012
Capital City Mall	50,832	3,267	54,099	7.61%	5.50%	4,603	47,898	2012
Cherry Hill Mall	193,133	—	193,133	5.42%	5.42%	13,510	177,689	2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	2012
Cumberland Mall Loan #1	42,152	1,590	43,742	6.50%	5.40%	3,413	38,782	2012
Pavilion East Associates (2)	4,249	—	4,249	5.90%	7.71%	252	3,708	2012
Dartmouth Mall	64,821	—	64,821	4.95%	4.95%	4,484	57,594	2013
Moorestown Mall	59,497	—	59,497	4.95%	4.95%	4,115	52,863	2013
Magnolia Mall	63,587	—	63,587	5.33%	5.33%	4,413	54,965	2015
Willow Grove Park	155,111	—	155,111	5.65%	5.65%	11,083	133,548	2015
Valley Mall	89,915	—	89,915	5.49%	5.49%	5,014	78,835	2016
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Cumberland Mall Loan #2	3,188	—	3,188	5.00%	5.00%	206	—	2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,270	150,000	2017

Total Fixed Rate Mortgage Debt	1,766,601	10,721	1,777,322	6.24%	5.47%	136,536	1,651,962

Variable Rate Mortgage Debt
Lehigh Valley Mall (3)	75,000	—	75,000	3.38%	3.38%	4,190	75,000	2008
Springfield Mall (4)	38,250	—	38,250	3.80%	3.80%	1,455	38,250	2008
One Cherry Hill Plaza	8,000	—	8,000	4.39%	4.39%	351	8,000	2009

Total Variable Rate Mortgage Debt	121,250	—	121,250	3.58%	3.58%	5,996	121,250

Total Mortgage Debt	$1,887,851	$10,721	$1,898,572	6.07%	5.35%	$142,532	$1,773,212

CONSOLIDATED MORTGAGES	$1,700,248	$10,721	$1,710,969	6.18%	5.38%	$129,571	$1,591,500
UNCONSOLIDATED MORTGAGES	187,603	—	187,603	5.06%	5.10%	12,961	181,712
EXCHANGEABLE NOTES	287,500	—	287,500	4.00%	4.00%	11,500	287,500
CREDIT FACILITY	330,000	—	330,000	4.08%	4.08%	13,474	—

Total	$2,505,351	$10,721	$2,516,072	5.57%	5.03%	$156,006	$2,060,712

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(3)	The mortgage for this property has been swapped to a fixed interest rate of 7.71%.
(3)	Property has three, one-year renewal options. The first option was exercised June 1, 2007 for the period August 10, 2007 to August 9, 2008.
(4)	Property has three, one-year renewal options. The first option was exercised in December 2007.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Goldman Sachs Asset Management LP (US)	3,691,967
Vanguard Group, Inc.	2,718,197
Barclays Global Investors, NA	2,683,968
ING Clarion Real Estate Securities	2,251,353
RREEF America LLC	1,875,041
Perkins, Wolf, McDonnell & Co.	1,481,880
State Street Global Advisors (U.S.)	1,292,123
ABN AMRO Asset Management, Inc.	768,800
J.P. Morgan Investment Management Inc. (US)	607,869
Neuberger Berman, LLC	580,749

TOTAL of Ten Largest Institutional:	17,951,947
TOTAL of all Institutional Holders:	30,643,087
Ten Largest as % of Total Institutional:	58.6%

(1)	Based on 13F and 13G filings as of 12/31/07 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2007
Institutional (1)	30,643,087	74.0%	29,753,729
Retail (2)	6,611,154	16.0%	6,629,028
Insiders (3)	4,147,196	10.0%	4,965,503

TOTAL	41,401,437	100.0%	41,348,260

(1)	Based on 13F and 13G filings as of 12/31/07 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 1, 2008 (Shares and O.P. Units only). Excludes 143,250 exercisable options. See proxy statement dated April 18, 2008 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares for periods during which the Company had preferred shares outstanding, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.